Exhibit 10.3

THIS GUARANTEE dated as of June 26th, 2000 is

BY: EIEIHOME.COM INC., a duly constituted corporation pursuant to the laws of Ontario and PAUL DUTTON AND MAX HAHNE (hereinafter each individually called a "Guarantor" and collectively the "Guarantors")

IN FAVOUR OF:     EIEIHOME.COM INC., a duly constituted corporation pursuant to the laws of the state of Delaware
                  (hereinafter called the "Lender").

      WHEREAS the Lender has agreed to lend to 1412531 Ontario Inc. (the "Borrower") up to $718,850.00 plus interest on the terms and conditions set forth in a promissory note (the "Promissory Note") of even date herewith in order to permit the Borrower to purchase from the Lender 100% of the shares in the capital of eieiHome.com Inc., but only on the condition that the Guarantors agree to guarantee the obligations of the Borrower in respect of such loan as hereinafter provided; and

      WHEREAS the Guarantors, in consideration of the Lender completing the sale of the shares with the Borrower, have agreed to so guarantee such obligations of the Borrower;

      NOW THEREFORE in consideration of the sum of $2.00 paid by the Lender to each of the Guarantors and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Guarantors jointly and severally agree as follows.

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Guarantee, "Guaranteed Indebtedness" means all indebtedness of the Borrower outstanding from time to time under the Promissory Note or under the Loan Offer (as defined in the Promissory Note) including, without limitation, principal, interest, administration fees, costs and commitment fees, expenses, and any additional amounts payable pursuant to the Promissory Note and "Pledged Shares" means the shares listed in a share pledge agreement between Paul Dutton, Max Hahne and the Lender dated of even date herewith.

1.2 This Guarantee shall be deemed to be made under and shall be governed by and construed in accordance with the laws of the Province of Ontario.

2.    ACKNOWLEDGEMENTS OF GUARANTORS

2.1 Each Guarantor acknowledges to the Lender that the Guarantor has received a copy of the Promissory Note and is familiar with all the terms and provisions thereof.

3.    GUARANTEE

3.1 The Guarantors hereby jointly and severally unconditionally and irrevocably guarantee, each as primary obligor and not merely as surety, payment to the Lender of the Guaranteed Indebtedness, and promise to pay to the Lender forthwith upon the written demand of the Lender therefor, in accordance with the terms of the Promissory Note, all the Guaranteed Indebtedness as and when the same shall, at maturity, by acceleration or otherwise, become due and payable in accordance with the terms of the Promissory Note (provided however that recourse against Paul Dutton and Max Hahne shall be limited to the Pledged Shares) together with interest on such sum, which the Guarantors hereby agree to pay, from the date of demand for payment hereunder, such interest to be payable both before and after judgment at an annual rate equivalent to the rate of interest payable pursuant to the Promissory Note from time to time.

3.2 The obligation and liability of the Guarantors hereunder shall not be released, discharged, terminated or in any way affected by:

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     (1)   an extension of time for payment of any amounts due to the Lender pursuant to the Promissory Note;

     (2) any compromise, arrangement or plan of reorganization affecting the Borrower;

     (3) any forbearance, waiver or concession whatsoever, whether as to time, performance or otherwise;

     (4) any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Borrower or with respect to any security for the Guaranteed Indebtedness;

     (5)   any amendment to the provisions of the Promissory Note;

     (6) any failure of the Borrower to comply with any requirement of any law, regulation or order;

     (7) the advancing of the loan by the Lender to the Borrower where a default, or an event or circumstance which, after notice or lapse of time or both, would constitute a default, is continuing under the Promissory Note; or

     (8) any invalidity, illegality or unenforceability of the Promissory Note or of the obligations of the Borrower thereunder.

3.3 The Guarantors agree that this Guarantee shall be unaffected by, and that the rights of the Lender hereunder shall not be prejudiced by, any change of the name, business, membership, directorate, powers, objects, organization or management of the Borrower, it being understood that this Guarantee extends to and secures all indebtedness and liabilities of the Borrower under the Promissory Note at any time owing by the person or persons, corporation or entity for the time being and from time to time carrying on the business of the Borrower, notwithstanding any reorganization of the Borrower or its amalgamation with another or others or the sale or disposal of its business in whole or in part to another or others.

3.4 This Guarantee is in addition to and not in substitution for any other guarantee at any time held by the Lender for the Guaranteed Indebtedness irrespective of whether or not any other person is or shall become in any way liable to the Lender for or in respect of the Guaranteed Indebtedness or any part thereof hereby guaranteed or otherwise and whether or not any other person now or hereafter liable to the Lender for the Guaranteed Indebtedness or any part thereof ceases to be so liable; and the Guarantors agree that this Guarantee is a continuing guarantee unlimited as to duration which secures all unpaid Guaranteed Indebtedness to the Lender; and notwithstanding any other thing whatsoever done, suffered or permitted a fresh cause of action hereunder shall be deemed to arise in respect of each default of the Borrower under the Promissory Note.

3.5 The Lender shall be at liberty from time to time to accept or receive any and such further or other security or securities for the Guaranteed Indebtedness or any part thereof as the Lender may deem proper, and/or release, discharge, abandon, or otherwise deal with or fail to deal with the Borrower or others, or any such security or securities or any part hereof now held, or deal with or allow the Borrower or others to deal with the goods or property covered thereby all as the Lender may consider expedient or appropriate.

3.6 Each Guarantor hereby waives any requirement that the Lender, in the event of default by the Borrower under the Promissory Note, make demand upon or seek to enforce remedies against the Borrower before demanding payment under, or seeking to enforce this Guarantee, and the Lender shall not be bound to exhaust its recourse against the Borrower or any other person or the securities it may hold in respect of the Guaranteed Indebtedness or to value such securities before demanding or being entitled to payment from the Guarantors.

3.7 Each Guarantor hereby expressly waives the benefit of all privileges and defences which now or hereafter may be available to sureties or guarantors including the benefits of discussion and division, and hereby waives diligence, presentment, demand, protest and notice of every kind.

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3.8 Until all sums owing to the Lender by the Borrower under the Promissory Note have been paid in full, the Guarantors shall not with respect to any payment made by the Guarantors hereunder:

     (1) be entitled and shall not claim to rank as a creditor in the bankruptcy or liquidation of the Borrower in competition with the Lender;

     (2) receive, claim or have the benefit of any payment or distribution from or on account of the Borrower or claim the benefit of any security or monies held by or for the account of the Lender and the Lender shall be entitled to apply such security and monies as it sees fit.

3.9 Any settlement or discharge between the Lender and any Guarantor shall be conditional upon no security or payment to the Lender by the Borrower or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and the Lender shall be entitled to recover from the Guarantors the value which the Lender has placed upon such security or the amount of any such payment as if such settlement or discharge had not occurred.

3.10 The Lender shall be under no obligation to procure evidence of or to otherwise satisfy itself with respect to the powers of the Borrower or its directors or agents acting or purporting to act on behalf of the Borrower and monies, advances, renewals or credits in fact borrowed or obtained from the Lender under the Promissory Note in the purported exercise of such powers, shall be deemed to form part of the Guaranteed Indebtedness even though the borrowing or obtaining of such monies, advances, renewals or credits was irregularly, fraudulently, defectively or informally effected or was in excess of the powers of the Borrower or of the directors or agents thereof all notwithstanding any specific notice that the Lender may have of the powers of the Borrower or the directors or agents thereof.

4.    PAYMENTS

4.1 Each Guarantor agrees to make any payment required of it hereunder forthwith upon the written demand of the Lender without set-off or counterclaim at the office of the Lender set forth in section 5.1 or at such other place as the Lender may from time to time notify the Guarantors.

4.2 The Lender shall have the right without reference or notice to the Guarantors, to apply monies received from the Borrower or from the Guarantors or from any other person or security in any manner permitted by the Promissory Note.

5.    SUCCESSORS AND ASSIGNS

5.1 This Guarantee shall be binding upon the Guarantors and their successors and assigns, and the benefit hereof shall extend to the Lender and its successors and assigns. The Guarantors may not assign or transfer all or any part of their rights or obligations hereunder.

IN WITNESS OF WHICH each Guarantor has signed and delivered this Guarantee.


/s/ Peter Tuovi                           /s/ Paul Dutton
-----------------------                   ----------------------------
Witness:                                  PAUL DUTTON


/s/ Peter Tuovi                           /s/ Max Hahne
-----------------------                   ----------------------------
Witness:                                  MAX HAHNE

                                          EIEIHOME.COM INC.


                                          Per: /s/ Peter Tuovi

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